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                                  [LETTERHEAD]




                          INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the use in this Registration Statement of eUniverse, Inc. on Form S-1/A of our report dated November 17, 1999 relating to the financial statements of Gamer's Alliance, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    --------------------------------------------
                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants


New York, New York
April 6, 2000